      As filed with the Securities and Exchange Commission on June 11, 1999
                                                      Registration No. 333-69191
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      POST-EFFECTIVE AMENDMENT NO. 1 TO THE
                                    FORM SB-2
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                               PFSB BANCORP, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         MISSOURI                          6035                  31-1627743
(State or Other Jurisdiction of (Primary Standard Industrial   (IRS Employer
Incorporation or Organization)   Classification Code Number) Identification No.)

                             123 W. LAFAYETTE STREET
                             PALMYRA, MISSOURI 63461
                                 (573) 769-2134
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                                 ELDON R. METTE
                 PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR
                                 PALMYRA SAVINGS
                             123 W. LAFAYETTE STREET
                             PALMYRA, MISSOURI 63461
                                 (573) 769-2134
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)

                                   Copies to:
                            PAUL M. AGUGGIA, ESQUIRE
                          VICTOR L. CANGELOSI, ESQUIRE
                         MULDOON, MURPHY & FAUCETTE LLP
                           5101 WISCONSIN AVENUE, N.W.
                             WASHINGTON, D.C. 20016
                                 (202) 362-0840





                   SALE TO THE PUBLIC CONCLUDED MARCH 19, 1999


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      This  Post-Effective   Amendment  No.  1  is  filed  for  the  purpose  of
deregistering 300,625 shares of the $.01 par value common stock (the "Common Stock") of PFSB Bancorp, Inc. (the "Company") heretofore registered and offered
pursuant  to  the  terms  of  the  Prospectus   dated  February  11,  1999  (the
"Prospectus").   The  remaining  559,000  shares  registered  pursuant  to  this
Registration Statement on Form SB-2 have been issued and sold in accordance with the Prospectus in the Subscription Offering and Direct Community Offering described therein.

      The Company has determined that no further shares will be offered, sold and issued pursuant to the Prospectus. The Company therefore requests deregistration of the unissued shares of Common Stock registered pursuant to this Registration Statement as soon as is practicable after the filing of the Post-Effective Amendment No. 1.



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CONFORMED
                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palmyra, State of Missouri, on June 11, 1999.

PFSB Bancorp, Inc.

By:   /s/ Eldon R. Mette
      -----------------------------------------------
      Eldon R. Mette
      President, Chief Executive Officer and Director

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

    Name                        Title
    ----                        -----
/s/ Eldon R. Mette              President, Chief Executive         June 11, 1999
------------------------        Officer and Director
Eldon R. Mette                  (principal executive officer)



/s/ Ronald L. Nelson            Vice President, Secretary          June 11, 1999
------------------------        and Treasurer
Ronald L. Nelson                (principal accounting
                                 and financial officer)


          *                     Chairman of the Board
------------------------
L. Edward Schaeffer


          *                     Director
------------------------
Glenn J. Maddox


          *                     Director
------------------------
Albert E. Davis


          *                     Director
------------------------
Robert M. Dearing


          *                     Director
------------------------
Donald L. Slavin


          *                     Director
------------------------
James D. Lovegreen


------------------
*Pursuant  to a Power of Attorney  dated  December 18, 1998 and filed as Exhibit
24.1 to the Registration Statement on Form SB-2 of PFSB Bancorp, Inc. on December 18, 1998.


/s/ Eldon R. Mette              President, Chief Executive         June 11, 1999
------------------------        Officer and Director
Eldon R. Mette